                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                 The Southern Africa Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                         The Southern Africa Fund, Inc.

--------------------------------------------------------------------------------

                            AllianceCapital [LOGO](R)
                        Alliance Capital Management L.P.

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
February 19, 2002

TABLE OF CONTENTS                                                           Page
--------------------------------------------------------------------------------
Introduction ..............................................................    1
Election of Directors .....................................................    2
Stockholder Proposal to Terminate the
  Investment Management Agreement .........................................   10
Information Concerning the Fund's Investment
  Adviser, Sub-Adviser and Administrator ..................................   12
Other Matters .............................................................   12
Stockholder Proposals for the Next Annual
  Meeting of Stockholders .................................................   13
Reports to Stockholders ...................................................   13

                         THE SOUTHERN AFRICA FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672

                                                               February 19, 2002

To the Stockholders of the Southern Africa Fund, Inc. (the "Fund"):

    The accompanying Notice of Meeting and Proxy Statement present proposals to be considered at the Fund's Annual Meeting of Stockholders on Thursday, March 14, 2002.

    The Board of Directors recommends that you elect to the Board the six current Directors who are standing for election.

    The Notice and Proxy Statement also include a proposal which the Fund understands a stockholder intends to present at the Annual Meeting. The stockholder's proposal seeks to remove Alliance Capital Management L.P. ("Alliance") as the Fund's Investment Manager. The stockholder's proposal, if approved, would sever the Fund's relationship with Alliance, thus disrupting the Fund's investment program and creating a period of uncertainty which could substantially harm your investment. For the reasons set forth in the Proxy Statement, your Board of Directors strongly and unanimously urges you to vote against the stockholder's proposal.


    We welcome your attendance at the Annual Meeting. If you are unable to attend, we encourage you to vote your proxy promptly, in order to spare the Fund additional proxy solicitation expenses. Georgeson Shareholder Communications Corporation ("GSCC"), a professional proxy solicitation firm, has been selected to assist stockholders in the proxy voting process. As the date of the Annual Meeting approaches, if we have not yet received your proxy, you may receive a telephone call from GSCC reminding you to exercise your right to vote. If you have any questions regarding the meeting agenda or how to give your proxy, please call GSCC at (866) 534-6811.


                                                          Sincerely,


                                                          Dave H. Williams
                                                          Chairman and President

                                     THE SOUTHERN
AllianceCapital [LOGO](R)          AFRICA FUND, INC.

--------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 14, 2002

To the Stockholders of The Southern Africa Fund, Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Southern Africa Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, on Thursday, March 14, 2002, at 11:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 19, 2002:

      1. To elect six Directors of the Fund: five Directors to hold office for a term of three years; one Director to hold office for a term of one year; and each to hold office until his or her successor is duly elected and qualifies;


      2. To act upon, if properly presented, a certain stockholder proposal; and


      3. To transact such other business as may properly come before the Meeting.

      The Board of Directors has fixed the close of business on December 21, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                                             By Order of the Board of Directors,


                                             Edmund P. Bergan, Jr.
                                             Secretary

New York, New York
February 19, 2002

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

      Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Fund any additional expense of further proxy solicitation and in order for the Meeting to be held as scheduled.
--------------------------------------------------------------------------------

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                       This Page Intentionally Left Blank

                                 PROXY STATEMENT

                         THE SOUTHERN AFRICA FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

                                    ---------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 March 14, 2002

                                    ---------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Southern Africa Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, March 14, 2002 at 11:00 a.m., Eastern Time. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about February 19, 2002.


      The Board of Directors has fixed the close of business on December 21, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 4,337,126 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of six Directors and against the stockholder proposal as described herein, if properly presented. Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.


      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business. With respect to the election of Directors, which is a matter to be determined by a plurality of the votes cast, neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the stockholder votes. With respect to the stockholder proposal, the adoption of which requires the affirmative vote of a specified proportion of Fund shares, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the matter. If any matter other than those mentioned above properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person, or persons, holding the proxies.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on any proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date in order to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the proposals, and a stockholder vote may be taken on any one or more of the proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a proposal will be voted against adjournment of the Meeting as to that proposal.

      The Fund will bear the cost of this Proxy Statement. The Fund has engaged Georgeson Shareholder Communications Corporation ("GSCC"), 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. The Fund will pay GSCC a fee of $40,000 for its services plus reimbursement of out-of-pocket expenses.

                              ELECTION OF DIRECTORS

      At the Meeting, six Directors will be elected. As discussed below, five of these Directors, currently comprising Class One, will each serve for a term of three years and until his or her sucessor is duly elected and qualifies. One Director, Mr. John D. Carifa, a newly elected member of Class Two, will serve a term of one year and until his successor is duly elected and qualifies and will be subject to re-election with the other members of Class Two in year 2003. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the accompanying proxy card to nominate and vote in favor of the election of the nominees listed below.

      Pursuant to the Charter and Amended and Restated Bylaws of the Fund, the Board of Directors is divided into three classes. The terms of the members of Class One will expire as of the Meeting, the terms of the members of Class Two will expire as of the annual meeting of stockholders for the year 2003, and the terms of the members of Class Three will expire as of the annual meeting of stockholders for the year 2004. Upon expiration of the terms of the members of a class as set forth above, the terms of their successors in that class will continue until the third annual meeting of stockholders following the election of such Directors and until their successors are duly elected and qualify. Mr. Dave H. Williams, Mr. Norman S. Bergel, Prof. Dennis Davis, Ms. Wendy N. Luhabe and Mr. Sam N. Montsi are currently the Directors constituting Class One; Dr. Willem de Klerk and Messrs. John D. Carifa, Ronnie Masson, Frank Savage and Peter G.A. Wrighton are currently the Directors constituting Class Two; and Ms. Gloria T. Serobe, Dr. Reba W. Williams and Messrs. T.N. Chapman, David D.T. Hatendi and Gerrit Smit are currently the Directors constituting Class Three. At a meeting of the Board of Directors held on August 10, 2001, the number of Directors constituting the Board was increased to fifteen. At that meeting, and at a meeting held on October 5, 2001, Messrs. Bergel and Carifa were elected as members of Class One and Class Two, respectively, to fill the newly created vacancies resulting from the increase in the number of Directors.

      Under the Board's classified structure, only those Directors in a single class may be replaced in any one year. It would require two years to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for reelection, and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of management.

      The Board of Directors has nominated each of Mr. Dave H. Williams, Prof. Dennis Davis, Ms. Wendy N. Luhabe, Mr. Sam N. Montsi and Mr. Norman S. Bergel, for election as a Director in Class One. The Board has also nominated Mr. John
D. Carifa for election as a Director in Class Two. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

      In 1999, the Board of Directors amended the Fund's Bylaws to require, among other things, that to be eligible thereafter for nomination as a Director, an individual must either (i) have a substantial connection, of a type specified in the Bylaws, with any country which the Fund duly considers to be included within Southern Africa or with any country located in Africa in which the Board of Directors permits investment by the Fund or (ii) be, or previously have been, connected in a specified manner with the investment adviser or subadviser (or any of their affiliates). The Nominating Committee of the Board of Directors, all of the members of which are not "interested persons" of the Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), determines whether an individual so qualifies and has determined that each of the six nominees named below satisfies the Bylaw requirements.

      Although the Fund is a Maryland corporation, certain of its Directors and officers are not residents of the United States and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon such Directors or officers within the United States or to enforce judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States.

      Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below. Mr. Dave H. Williams and Dr. Reba W. Williams are husband and wife.


                                                                                                      Number of
                                Year Term                                                             Portfolios         Other
                                   as a                                                                in Fund       Directorships
                                 Director                                                              Complex          Held by
                                   Will      Years of       Principal Occupation(s), Including         Overseen       Director or
  Name, Address and Age           Expire     Service*     Directorships Held, During Past 5 Years     by Director       Nominee
----------------------------   -----------   --------     ---------------------------------------     -----------   ---------------
INTERESTED DIRECTORS**

Dave H. Williams, 69             Class One        8     Chairman Emeritus of the Board and, until            3           None
1345 Avenue of the Americas       (2005++)              1999, Chief Executive Officer of Alliance
New York, NY 10105                                      Capital Management Corporation ("ACMC"),
Chairman of the Board and                               the general partner of Alliance Capital
President of the Fund                                   Management L.P., the Fund's investment
                                                        adviser ("Alliance" or "the Adviser");
                                                        Chairman of White Williams Private Equity
                                                        Partners GmbH; formerly Director of AXA
                                                        Financial, Inc. and The Equitable Life
                                                        Assurance Society of the United States.

John D. Carifa, 56               Class Two        0     President, Chief Operating Officer and a           114           None
1345 Avenue of the Americas,      (2003++)              Director of ACMC, with which he has been
New York, NY 10105                                      associated since prior to 1997.

Wendy N. Luhabe, 44              Class One        4     Social Entrepreneur in various fields.               1           None
Alliance Capital Management       (2005++)              Non-Executive Chairman of Alliance
(Pty.) Ltd.                                             Capital South Africa, Industrial Development
Ground Floor, Block C                                   Corporation, Vodacom (cellular); Director
St. Andrews Office Park                                 of Telkom (telecommunications), Cycad
Meadowbrook Lane                                        Financial Services and Proseperitas
Epsom Downs, 2152                                       Venture Capital Fund.
Johannesburg, South Africa


Ronnie Masson, 65                Class Two        8     Formerly Senior General Manager-Investments,         1           None
51 Nederbergh                     (2003)                Gensec Asset Management (Pty.) Ltd.;
Welgemoed                                               Director Genbel, Gensec, Gensec Asset
Bellville 7530                                          Management, Gensec Bank and Gensec
South Africa                                            Properties.

--------------------------------------------------------------------------------

* "Years of Service" refers to the total number of years the Director has served as a Director.


** "Interested person", as defined in the 1940 Act, of the Fund because of an affiliation with either Alliance or with the Fund's Sub-Adviser, Sanlam Investment Management (Pty.) Ltd. ("Sanlam"), (formerly Gensec Asset Management (Pty.) Ltd.).


++    If re-elected at the Meeting.


                                                                                                   Number of
                              Year Term                                                            Portfolios          Other
                                as a                                                                in Fund        Directorships
                              Director                                                              Complex           Held by
                                Will       Years of        Principal Occupation(s), Including       Overseen        Director or
    Name, Address and Age      Expire      Service*     Directorships Held, During Past 5 Years    by Director        Nominee
----------------------------  --------    ---------     ---------------------------------------    -----------     -------------
INTERESTED DIRECTORS**
(continued)

Frank Savage, 63              Class Two        8      Director of ACMC; CEO of Savage                    1       Enron
1414 Avenue of the Americas     (2003)                Holdings LLC; formerly Chairman of                         Corporation,
New York, NY 10019                                    Alliance Capital Management                                Lockheed
                                                      International, a division of ACMC.                         Martin Corporation,
                                                                                                                 QUALCOMM Inc.

Gerrit Smit, 50              Class Three       1      Until recently Head of Balanced Portfolios         1            None
3 Montrose Terrace              (2004)                and Investment Process, Sanlam Investment
5 Montrose Street                                     Management (Pty) Ltd. ("Sanlam"); formerly
Newlands 7700                                         Head of International Investment and
South Africa                                          previously Chief Investment Strategist
                                                      for Sanlam; Director of Sanlam.


Dr. Reba W. Williams, 65     Class Three       8      Vice Chairman of White Williams Private            3            None
1345 Avenue of the Americas     (2004)                Equity Partners GmbH; formerly Director of
New York, NY 10105                                    Special Projects, ACMC; art historian and
                                                      writer; formerly a Vice President and security
                                                      analyst for Mitchell Hutchins, Inc. and an
                                                      analyst for McKinsey & Company, Inc.

DISINTERESTED
DIRECTORS


Norman S. Bergel, 51+         Class One        0      Formerly Director of BBV-Privanza, Deputy          2            None
c/o Valerie Ward               (2005++)               Chairman of Alliance Capital Management
74 Warren Road                                        (Pty) Ltd., Deputy Chairman of Alliance
Croydon CR0 6PF                                       MBCA, Senior Vice President of ACMC,
United Kingdom                                        Director of Alliance Capital Limited ("ACL"),
                                                      Managing Director of Alliance Capital
                                                      Management International and Managing
                                                      Director of White Williams Private Equity
                                                      Partners GmbH.


T.N. Chapman, 68+***         Class Three       8      Formerly Chairman of Airports Co. South            1            None
3 Roundhill Close               (2004)                Africa Limited, Director of Oceana Fishing
Little Bowden                                         Group Limited; formerly Chairman and Chief
Market Harborough                                     Executive of The Southern Life Association
Leicestershire LE16 8FZ                               Limited, formerly Chairman of First National
                                                      Bank of South Africa Limited.

--------------------------------------------------------------------------------

* "Years of Service" refers to the total number of years the Director has served as a Director.


** "Interested person", as defined in the 1940 Act, of the Fund because of an affiliation with either Alliance or with the Fund's Sub-Adviser, Sanlam Investment Management (Pty.) Ltd. ("Sanlam"), (formerly Gensec Asset Management (Pty.) Ltd.).


***   Member of the Audit Committee of the Board of Directors of the Fund.

+     Member of the Nominating Committee of the Board of Directors of the Fund.

++    If re-elected at the Meeting.


                                                                                                          Number of
                                  Year Term                                                              Portfolios       Other
                                     as a                                                                  in Fund     Directorships
                                   Director                                                                Complex       Held by
                                     Will     Years of      Principal Occupation(s), Including             Overseen     Director or
     Name, Address and Age          Expire    Service*    Directorships Held, During Past 5 Years        by Director     Nominee
-------------------------------   ---------   --------    ---------------------------------------        -----------  -------------

DISINTERESTED
DIRECTORS (continued)

Prof. Dennis Davis, 50+***        Class One      8      Judge of the High Court of South Africa;               1           None
University of Capetown             (2005++)             Professor of Law at the University of Cape
Rondebasch 7700                                         Town; formerly Director of the Centre for
South Africa                                            Applied Legal Studies University of the
Witwatersrand.


David D.T. Hatendi, 48+***       Class Three     8      Managing Director of Merchant Bank of                  1           None
Bank of Central Africa              (2004)              Central Africa Limited; Director of Old
Old Mutual Centre, 14th Fl.                             Mutual (Zimbabwe).
Jason Moyo and 3rd St.
Harare, Zimbabwe


Dr. Willem de Klerk, 73+***       Class Two      8      Emeritus Professor of Journalism and Political         1           None
13 Denbigh Street                  (2003)               Communications; independent political
Parkwood                                                consultant.
Johannesburg 2193
South Africa

Sam N. Montsi, 57+***             Class One      4      Founder and Chief Executive of Montsi and              1           None
19 Kildare Road                    (2005++)             Associates CC (business and project consulting);
Newlands, 7700                                          founder and Chairman of Siphumelele
Cape of Good Hope                                       Investments Limited (investments); Director
Cape Town, South Africa                                 of Independent Newspaper Holdings Limited,
                                                        Johnnies Industrial Corporation Limited, Sasol
                                                        Limited, Southern Life Association, Equisec (Pty)
                                                        Ltd., Fabcos Investment Company, Northern
                                                        Engineering Industries Africa Limited, Business
                                                        and Arts South Africa, PSG Group Ltd. and
                                                        Primovie Management (Pty) Ltd.; Chairman
                                                        of Thaba Strategic Services (Pty) Ltd., Monsti
                                                        Properties (Pty) Ltd., Surmon Fishing (Pty) Ltd.
                                                        and Diva Nutritional Products (Pty) Ltd.

Gloria T. Serobe, 42+***         Class Three     2      Chief Executive Officer of Wipcapital (Pty)            1           None
61 Central Street Houghton          (2004)              Ltd.; Chairman of Metropolitan Life, Chairman
Postnet Suite 169                                       of New Africa Capital; Non-executive Director
Houighton 2041                                          of: Export Credit Insurance Corporation, New
South Africa                                            Africa Investments Limited, The Johannesburg
                                                        Stock Exchange, The Financial Markets
                                                        Advisory Board, UTC Graduate School of
                                                        Business, Women Investment Portfolio Holdings
                                                        Limited, Wipcapital (Proprietary) Limited.
                                                        Formerly Executive Director--Finance,
                                                        Transnet Limited.


--------------------------------------------------------------------------------

* "Years of Service" refers to the total number of years the Director has served as a Director.

***   Member of the Audit Committee of the Board of Directors of the Fund.

+     Member of the Nominating Committee of the Board of Directors of the Fund.

++    If re-elected at the Meeting.

                                                                                                        Number of
                                   Year Term                                                            Portfolios        Other
                                      as a                                                                in Fund      Directorships
                                    Director                                                              Complex         Held by
                                      Will       Years of     Principal Occupation(s), Including         Overseen      Director or
   Name, Address and Age             Expire      Service*   Directorships Held, During Past 5 Years     by Director       Nominee
-----------------------------      ---------    ---------   ---------------------------------------     -----------    -------------
DISINTERESTED
DIRECTORS (continued)

Peter G.A. Wrighton, 68+***        Class Two       8      Chairman of Elephant Pass Wine Company             1             None
P.O. Box 415                         (2003)               (Pty) Ltd. and Africa Resources Limited;
Verdun Road                                               Director of The SA Institute of Business
Franschhoek 7690                                          Ethics (Pty) Ltd. and Capestar Growth
Republic of South Africa                                  Investments Ltd.; formerly Chairman
                                                          and Chief Executive of The Premier Group
                                                          and Director of Liberty Life Association
                                                          of Africa Ltd., and Advisor to the World
                                                          Economic Forum and the United Nations
                                                          Development Program for Africa.

      It is the policy of the Boards of Directors of all registered investment companies to which the Adviser provides investment advisory services, including the Fund, (collectively, the "Alliance Fund Complex") that each Director will invest specified minimum amounts, including, for Directors of the Fund, a total of at least $10,000 in shares of the Fund. In the case of the Fund, however, there are practical difficulties relating to the current exchange control restrictions in certain Southern African countries, which tend to inhibit residents of such countries in purchasing or selling Fund shares.


      The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the Alliance Fund Complex is set forth below.


                                                                                              Aggregate Dollar Range of
                                             Dollar Range of Equity Securities          Equity Securities in all Funds in the
                                             of the Fund as of February 8, 2002      Alliance Fund Complex as of February 8, 2002
----------------------------------           ----------------------------------      --------------------------------------------
Dave H. Williams..................                    $50,001-$100,000                               Over $100,000
John D. Carifa....................                                 $-0-                              Over $100,000
Wendy N. Luhabe...................                                 $-0-                                        $-0-
Ronnie Masson.....................                                 $-0-                                        $-0-
Frank Savage......................                          $1-$10,000                               Over $100,000
Gerrit Smit.......................                                 $-0-                                        $-0-
Dr. Reba W. Williams..............                    $50,001-$100,000                               Over $100,000
Norman S. Bergel..................                                 $-0-                                        $-0-
T.N. Chapman......................                          $1-$10,000                                  $1-$10,000
Prof. Dennis Davis................                                 $-0-                                        $-0-
David D.T. Hatendi................                                 $-0-                                        $-0-
Dr. Willem de Klerk...............                          $1-$10,000                                  $1-$10,000
Sam N. Montsi.....................                                 $-0-                                        $-0-
Gloria T. Serobe..................                                 $-0-                                        $-0-
Peter G.A. Wrighton...............                     $10,001-$50,000                             $10,001-$50,000


      As of February 8, 2002, the Directors and officers of the Fund as a group owned less than 1% of the shares of the

--------------------------------------------------------------------------------

* "Years of Service" refers to the total number of years the Director has served as a Director.

*** Member of the Audit Committee of the Board of Directors of the Fund.

+   Member of the Nominating Committee of the Board of Directors of the Fund.

Fund. During the Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of securities of the Adviser or of any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

      During the fiscal year ended November 30, 2001, the Board of Directors met six times, the Audit Committee met three times and the Nominating Committee met twice. Both the Audit Committee and the Nominating Committee are standing committees of the Board. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors and is responsible for determining whether all candidates for election as Directors, whether duly submitted by the Board or by a stockholder, satisfy the qualifications prescribed by the Fund's Amended and Restated Bylaws which all candidates must meet. While the Nominating Committee determines whether a stockholder-nominated candidate as a Director satisfies the qualifications prescribed by the Fund's Amended and Restated Bylaws, the Nominating Committee does not consider for nomination candidates recommended by stockholders. The Fund does not have a Compensation Committee.

      In accordance with the listing standards of the New York Stock Exchange, the members of the Audit Committee are independent as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

      The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2001, the aggregate compensation paid to each of the Directors during the Fund's fiscal year 2001 by the Alliance Fund Complex and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.



                                                                                  Number of Investment       Number of Investment
                                                                                    Companies in the        Portfolios within the
                                                         Compensation from       Alliance Fund Complex,     Alliance Fund Complex,
                                   Compensation          the Alliance Fund        including the Fund,        including the Fund,
                                  from the Fund        Complex, including the   as to which the Director   as to which the Director
      Name of Director        during its Fiscal Year      Fund, during 2001     is a Director or Trustee   is a Director or Trustee
--------------------------    ----------------------   ----------------------   ------------------------   ------------------------
Dave H. Williams..........          $   -0-                  $   -0-                        3                          3
John D. Carifa............          $   -0-                  $   -0-                       54                        114
Wendy N. Luhabe...........          $   -0-                  $   -0-                        1                          1
Ronnie Masson.............          $   -0-                  $   -0-                        1                          1
Frank Savage..............          $   -0-                  $   -0-                        1                          1
Gerrit Smit...............          $   -0-                  $   -0-                        1                          1
Dr. Reba W. Williams......          $   -0-                  $   -0-                        3                          3
Norman S. Bergel..........          $ 3,000                  $ 7,500                        2                          2
T.N. Chapman..............          $10,500                  $10,500                        1                          1
Prof. Dennis Davis........          $11,500                  $11,500                        1                          1
David D.T. Hatendi........          $10,000                  $10,000                        1                          1
Dr. Willem de Klerk.......          $11,000                  $11,000                        1                          1
Sam N. Montsi.............          $11,500                  $11,500                        1                          1
Gloria T. Serobe..........          $10,500                  $10,500                        1                          1
Peter G.A. Wrighton.......          $11,000                  $11,000                        1                          1



--------------------------------------------------------------------------------
      The Board of Directors recommends that the stockholders vote FOR the election of each of the foregoing nominees to serve as a Director of the Fund.

Officer Information

      Certain information concerning the Fund's officers is set forth below. The Fund's officers do not serve for fixed terms.

                                                  Position(s)--                                        Principal Occupation
       Name, Address and Age            (Month and Year First Elected)                               during the past 5 years
----------------------------------      ------------------------------                   -------------------------------------------
Dave H. Williams (69)                   Chairman and President (2/94)                    See biography above.
See address above.


Edmund P. Bergan, Jr. (51)              Secretary (2/94)                                 A Senior Vice President and the General
1345 Avenue of the Americas                                                              Counsel of Alliance Fund Distributors, Inc.
New York, NY 10105                                                                       and Alliance Global Investor Services, Inc.
                                                                                         ("AGIS") since prior to 1997.


Mark H. Breedon (48)                   Senior Vice President (2/94)                      A Vice President of ACMC since prior to
Alliance Capital Management Int'l                                                        1996; Director and a Senior Vice
President 53 Stratton Street                                                             of ACL since prior to 1997.
London, W1X 6JJ

Russel Brody (35)                      Vice President (2/00)                             A Vice President and Head Trader of the
Alliance Capital Management Int'l                                                        London desk of ACL, with which he has
53 Stratton Street                                                                       been associated since July 1997; prior
London, W1X 6JJ                                                                          thereto, he was Head of European Equity
                                                                                         Dealing with Lombard Odier et Cie,
                                                                                         London office, since prior to 1997.


Gregory Eckersley (37)                  Vice President (5/01)                            Portfolio Manager for the Southern African
Alliance Capital Management Ltd.                                                         region; prior thereto, he was a Vice
5th Floor, DeWaterkant                                                                   President of ACMC and co-Manager of
9 Somerset Road                                                                          the Emerging Europe Fund since prior
Cape Town, South Africa 8001                                                             to 1997.


Mark D. Gersten (51)                    Treasurer and                                    A Senior Vice President of AGIS, with
Alliance Global Investor                Chief Financial Officer (2/94)                   which he has been associated since prior
Services, Inc.                                                                           to 1997.
500 Plaza Drive
Secaucus, New Jersey 07094

Vincent S. Noto (37)                    Controller (7/97)                                A Senior Vice President of AGIS, with
Alliance Global Investor                                                                 which he has been associated since prior
Services, Inc.                                                                           to 1997.
500 Plaza Drive
Secaucus, New Jersey 07094

Audit Committee Report

      The Fund's Board of Directors has adopted a written charter for the Audit Committee. The purposes of the Fund's Audit Committee are set forth in the Fund's Audit Committee Charter. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      The Audit Committee of the Board of Directors will normally meet three times during each full fiscal year with representatives of the independent accountants to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, the Audit Committee of the Fund has considered and discussed the audited financial statements with management and Ernst & Young, the Fund's independent auditor ("independent accountants" for purposes of this discussion). The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee also considered whether the provision by the Fund's independent accountants of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent accountants' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent accountants, their independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audits of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's accountants are in fact "independent".

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committee of the Board of Directors

            T.N. Chapman                   Dr. Willem de Klerk
            Prof. Dennis Davis             Sam N. Montsi
            David D.T. Hatendi             Peter G.A. Wrighton
            Gloria T. Serobe

Independent Auditors

      The Board of Directors of the Fund at a meeting held on October 5, 2001, approved by the vote cast in person of a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, Ernst & Young LLP, independent auditors to audit the accounts of the Fund for the fiscal year ending November 30, 2002. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking stockholder ratification of the selection of its independent auditors.

      Ernst & Young LLP has audited the accounts of the Fund since the date of its commencement of operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund.

Independent Auditors' Fees


      The following table sets forth the aggregate fees billed by the independent auditors for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; (iii) all other services provided to the Fund; and (iv) all other services provided to the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund ("Adviser Affiliates").

                                                                   All Other
                                                               Fees For Services
               Financial Information    All Other Fees For        Provided to
                 Systems Design and     Services Provided       the Adviser and
 Audit Fees      Implementation Fees        to the Fund       Adviser Affiliates
------------   ----------------------   ------------------    ------------------
   $45,000              $n/a                  $17,135              $519,700


                      STOCKHOLDER PROPOSAL TO TERMINATE THE
                         INVESTMENT MANAGEMENT AGREEMENT

      An owner (the "proponent") of shares of the Fund has informed the Fund that he intends to present the proposal set forth below for action at the meeting. The proponent's name and address will be furnished upon request by the Secretary of the Fund. The proponent has stated to the Fund that he personally owns 2,108 shares of the Fund in an "individual retirement account" and that this ownership qualifies him to have his proposal included in this Proxy Statement. If properly presented at the meeting, adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, which, as defined by the 1940 Act, means the vote of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

Proponent's Proposal

RESOLVED:     The Investment Management Agreement between Alliance
              Capital Management L.P. ("Alliance") and The Southern
              Africa Fund, Inc. ("Fund") shall be terminated.

Supporting Statement

On October 5, 2001 the Fund issued a press release declaring that the Fund's Board of Directors terminated the annual tender offer policy that allowed shareholders to receive net asset value ("NAV") for a portion of their shares. This action by the Board was done unilaterally, without a shareholder vote. The tender offer policy was stated in the Fund's original prospectus as a promise to the shareholders to enable them to get a portion of their shares redeemed at NAV in case the Fund's shares traded at a discount to NAV. By deleting the tender offer policy Alliance can extract more management fees by holding more assets captive, and shareholders will not be able to redeem a portion of their shares at NAV each year. The only escape now remaining for shareholders is to sell shares at market value which is much lower--a large, persistent discount to NAV. Overwhelming majorities of shareholders have participated in every annual tender offer; Alliance and its Board ignore the will of shareholders.

This is the same Board which unilaterally passed a Bylaw requiring that any non-Alliance person on the Board must have some affiliation with South Africa (the Board sought to thwart American shareholders who wanted to get on the Board to help shareholders receive NAV).

As of October 26, 2001, a date after the termination of the tender offer policy, the discount to NAV had widened to become the deepest discount of any world equity fund traded in America. Each share you owned on that date had a net asset value ("NAV") of $11.31, but you could only sell it for $8.68. I believe terminating the Investment Management Agreement with Alliance will help you get the higher number.

In my opinion the surest way to get NAV for all shareholders is to convert the Fund to, or merge it into, an open-end fund, or, to liquidate the Fund. If the Fund is open-ended, merged, or liquidated, every shareholder will benefit. For example, if you owned 1,000 shares of the Fund on October 26, 2001, your Fund shares would have been worth approximately $11,310 if the Fund liquidated on that date and only $8,680 if the Fund remained a closed-end fund. With the Board having terminated the annual tender offer policy we shareholders now have no other way to receive NAV for our shares.

I believe Alliance, the Fund manager, is the main impediment to open-ending because of their fear that their relatively high advisory fees will decline if we are able to redeem our shares at NAV. Once the existing management agreement is terminated, the Board will be forced to liquidate, or hire a new manager who may be amenable to open-ending the Fund. Many closed-end funds have taken similar paths over the past few years.

Your vote FOR terminating the Investment Management Agreement is a vote for getting NAV and thereby increasing the value of your shares.


Opposing Statement Of The Fund's Board Of Directors


      Your Board of Directors unanimously opposes this stockholder proposal.

      Alliance is responsible for your Fund's superior performance. Approval of the stockholder proposal would sever the Fund's relationship with Alliance, thus disrupting the Fund's investment program, necessitating extraordinary expenditures and creating a period of uncertainty that could substantially harm your investment.

      Alliance is one of the world's largest global investment managers. Unlike almost all of its competitors, Alliance has a presence in Southern Africa and has investment management resources specifically dedicated to the Southern African markets. In addition, at Alliance's recommendation, the Fund retains as its sub-adviser Sanlam Investment Management (Pty) Ltd. ("Sanlam"), the investment management arm of one of Southern Africa's leading financial services groups. The combined resources of Alliance and Sanlam have generated superior long-term returns for stockholders of the Fund.

      Since its inception in March 1994 through December 31, 2001, the Fund's net asset value cumulative total return was 55.25%, compared to approximately 11.78% for the JSE All Share Index, the broadly representative Johannesburg Stock Exchange index against which the Fund's performance has historically been measured. During this period, the Fund's average annual total return was 5.79%, again well ahead of the approximately 1.45% average annual total return of the JSE All Share Index for the same period.

      If the stockholder proposal were approved, the Fund's investment management agreement with Alliance would terminate. If the Fund were to lose Alliance's services, the Fund's investment program would be completely disrupted. This would not eliminate the Fund's market discount and might very well increase it. Moreover, it would be expensive and time-consuming to find a replacement investment manager for the Fund, and it would be quite difficult to duplicate the expertise and resources in Southern Africa that the combination of Alliance and Sanlam brings to the Fund. Approval of the proposal would override your Board's determination, reached after careful deliberation, that the Fund's current advisory relationship with Alliance is in the best interests of the Fund and its stockholders. A new agreement with any adviser would require stockholder approval, which could only occur months after termination of the current investment management agreement with Alliance, and after considerable stockholder expense. During this time, your investment in the Fund could be substantially harmed.

      The Fund's policies with respect to discount reduction measures are established by its Board of Directors, a majority of whom are independent of Alliance. The Fund's policy requiring mandatory annual tender offers under certain circumstances was adopted by the Board at the Fund's outset in early 1994 and continued in effect until October 2001. The stated purpose of this policy was to attempt to reduce or eliminate market value discounts from net asset value. Pursuant to the policy, three annual tender offers were conducted for an aggregate of approximately 30% of the Fund's outstanding shares. These tender offers failed to produce any meaningful discount reduction but did, however, increase the Fund's expense ratio, to the detriment of the Fund and its stockholders. Accordingly, in October 2001 the Board of Directors determined to discontinue this policy as not in the best interests of the Fund and its stockholders. Under the Fund's current policy, the Board may still consider taking actions intended to reduce market discounts from net asset value, such as repurchasing shares of the Fund in the open market at such times and in such manner as is determined to be in the best interests of the Fund.

      The supporting statement suggests that the surest way for stockholders to achieve net asset value for their shares would be by open-ending or liquidating the Fund. Such actions would, in the Board's judgment, be extremely ill-advised.

      The Board believes that the closed-end form is especially well-suited for investing in the stocks of a single geographic region, such as Southern Africa, with securities markets that are significantly smaller and less liquid than those of many developed countries and regions. The closed-end form frees the portfolio manager to maximize the Fund's long-term performance through appropriate diversification, sector allocation, and investment in medium and smaller-capitalization companies, in a manner consistent with the Fund's successful past practice, rather than holding large parts of the Fund's assets in easier-to-sell securities and unproductive cash reserves in order to meet open-end redemptions. Moreover, the expense ratio increase associated with open-ending the Fund would likely be exacerbated by immediate, large redemptions by professional arbitrageurs seeking quick profits, resulting in a substantial reduction in the size of the Fund. Accordingly, the Board has concluded that, on balance, the best interests of the Fund and its stockholders would not be served by open-ending the Fund. The Board believes that liquidating the Fund is a drastic measure that is not in the best interests of the Fund and its stockholders. In light of the Fund's successful history and positive prospects, the Board sees no reason to terminate its operations through liquidation.

      The Board believes that termination of the Fund's investment management agreement with Alliance is not in the best interests of the Fund and its stockholders and, therefore, the Board strongly and unanimously opposes the stockholder proposal.

      Your Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.

                        INFORMATION CONCERNING THE FUND'S
                INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR

      The Fund's investment adviser is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-adviser is Sanlam Investment Management (Pty.) Ltd., with principal offices at Suite 110, Neptune House, Marina Bay, Gibraltar. The Fund's administrator is Princeton Administrators L.P., with principal offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 30(h) of the 1940 Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. For the fiscal year ended November 30, 2001, all such reports were timely filed.

                                  OTHER MATTERS

      Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the Meeting in accordance with the Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons holding the proxies.

      According to information filed with the Commission, as of February 14, 2002, the following persons were the beneficial owners of more than 5% of the Fund's common stock:



Name and Address                               Amount of Beneficial             Percent of Common Stock
of Beneficial Owner                                 Ownership                 Based on Shares Outstanding
-----------------------------------------     ---------------------           ---------------------------
President and Fellows of Harvard College         563,169 shares                          12.3%
c/o Harvard Management Company Inc.,
600 Atlantic Avenue, Boston MA 02210

State Teachers Retirement Board of Ohio          374,717 shares                          8.21%
275 East Broad Street
Columbus, Ohio 43215

City of London Investment Group PLC              473,669 shares                         10.92%
10 Eastcheap
London EC3M 1LX
England

                       STOCKHOLDER PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

      Proposals of stockholders for inclusion in the Fund's proxy statement and form of proxy relating to the Annual Meeting of Stockholders of the Fund for 2003 (the "2003 Annual Meeting") must be received by the Fund by October 23, 2002. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporate Law and must be submitted in accordance with the Fund's Amended and Restated Bylaws. If not received by the Fund by October 23, 2002 and includable in the Fund's proxy statement and form of proxy relating to the 2003 Annual Meeting, for a stockholder proposal to be presented at that meeting, in accordance with the Fund's Amended and Restated Bylaws, the proposal must be delivered by a stockholder of record to the Secretary of the Fund after November 14, 2002 and before the close of business on December 14, 2002.

      The persons named as proxies for the 2003 Annual Meeting will, with respect to proxies in effect at that meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter within the period specified in the advance notice provision in the Fund's Amended and Restated Bylaws, described above. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                             REPORTS TO STOCKHOLDERS

      The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Christina A. Santiago at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                             By Order of the Board of Directors,


                                             Edmund P. Bergan, Jr.
                                             Secretary

February 19, 2002
New York, New York

PROXY                   THE SOUTHERN AFRICA FUND, INC.                   PROXY

               PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON MARCH 14, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned stockholder of The Southern Africa Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Reid Conway and Christina A. Santiago, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on
March 14, 2002 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Annual Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR, "AGAINST" THE STOCKHOLDER PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT FOR THE ANNUAL MEETING IF PROPERLY PRESENTED, AND IN THE DISCRETION OF THE PROXY HOLDERS(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THE PROPOSALS. (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       THE SOUTHERN AFRICA FUND, INC.

CONTROL NUMBER:

                                                        WITHHOLD   FOR ALL
1.  Election of Directors               FOR ALL         FOR ALL    EXCEPT
                                        /      /       /      /    /     /
    Class One Directors
    (term expires 2005):
       Dave H. Williams
       Norman S. Bergel
       Prof. Dennis Davis
       Wendy N. Luhabe
       Sam N. Montsi

    Class Two Director
    (term expires 2003):
       John D. Carifa

    Your Board of Directors recommends that you vote "FOR" the election of all Nominees.

    NOTE: If you do not wish your shares voted "FOR" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of the Nominee(s). Your shares will be voted for the remaining Nominees(s).

2.  To approve, if properly               FOR        AGAINST      ABSTAIN
    presented, a stockholder             /     /     /     /      /     /
    proposal as described in the
    Proxy Statement for the Annual
    Meeting.

    Your Board of Directors recommends that you vote "AGAINST" the Stockholder Proposal.

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder(s).

Dated:

______________, 2002


                                       Note: Please sign this card exactly as
                                       your name(s) appear(s) on the records
                                       of the Fund.  Joint owners should each
                                       sign personally.  Trustees and other
                                       fiduciaries should indicate the
                                       capacity in which they sign; and, where
                                       more than one name appears, a majority
                                       must sign.  If a corporation, the
                                       signature should be that of an
                                       authorized officer who should state his
                                       or her title.

                                       _______________________________________
                                       Signature of Stockholder

                                       _______________________________________
                                       Signature of joint owner, if any

                                       Votes must be indicated (X)
                                       in Black or Blue ink.      /X/

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.




































00250160.BC1